UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8‑K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2021

Riley Exploration Permian, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-15555	87-0267438
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

29 E. Reno Avenue, Suite 500
Oklahoma City, Oklahoma  73104
Address of Principal Executive Offices, Including Zip Code)

(405) 415-8677
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)
☐	Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐	Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	REPX	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On February 26, 2021 (the ‘‘Closing’’), Riley Exploration Permian, Inc., a Delaware corporation (f/k/a Tengasco, Inc. (‘‘Tengasco’’)), consummated the previously announced merger pursuant to that certain Agreement and Plan of Merger (‘‘Merger Agreement’’), dated as of October 21, 2020, by and among Tengasco, Antman Sub, LLC, a newly formed Delaware limited liability company and wholly-owned subsidiary of Tengasco (‘‘Merger Sub’’), and Riley Exploration – Permian, LLC (‘‘REP, LLC”), as amended by Amendment No. 1 to Agreement and Plan of Merger, dated as of January 20, 2021, by and among Tengasco, Merger Sub and REP, LLC. Pursuant to the terms of the Merger Agreement, a business combination between Tengasco and REP, LLC was effected through the merger of Merger Sub with and into REP, LLC, with REP, LLC as the surviving company and as a wholly-owned subsidiary of Tengasco (collectively, with the other transactions described in the Merger Agreement, the ‘‘Transactions’’). At the Closing, Tengasco changed its name to Riley Exploration Permian, Inc.

References herein to the “Company” refer to Tengasco prior to the Transactions and to the combined company Riley Exploration Permian, Inc., a Delaware corporation and its consolidated subsidiaries, following the Transactions.

The Current Report on Form 8-K of REPX, dated March 4, 2021 and filed prior to this Current Report on Form 8-K, contains additional information about the Transactions and the Merger Agreement.

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a)	Dismissal of Previous Independent Registered Public Accounting Firm.

The Transactions were treated as a “reverse acquisition” for accounting purposes and, as such, the historical financial statements of the accounting acquirer, REP, LLC, will become the historical financial statements of the Company. Moss Adams LLP (“Moss Adams”) served as the independent registered public accounting firm for Tengasco through the Closing and, following the Closing for the Company through April 14, 2021. BDO USA, LLP (“BDO”) was the independent registered public accounting firm that audited privately-held REP LLC’s financial statements for the fiscal years ended September 30, 2020 and 2019.

After careful consideration of the ongoing audit needs of the Company following the Closing, on April 14, 2021, the Audit Committee (the “Audit Committee”) of the Board of Directors of the Company chose not to renew the engagement of Moss Adams and approved the engagement of BDO. The Company notified Moss Adams on April 14, 2021 that it would be dismissed as the Company’s independent registered public accounting firm, effective immediately. The decision to change independent registered public accounting firms was recommended and approved by the Audit Committee.

Moss Adams’ reports on Tengasco’s consolidated financial statements as of and for the years ended December 31, 2020 and 2019 did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles and includes an explanatory paragraph relating to the adoption of new accounting standards.

During the fiscal years ended December 31, 2020 and December 31, 2019 and the subsequent interim period through April 14, 2021, there were no (i) disagreements, within the meaning of Item 304(a)(1)(iv) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (“Regulation S-K”), and the related instructions thereto, with Moss Adams on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Moss Adams, would have caused Moss Adams to make reference to the subject matter of the disagreements in connection with its reports; or (ii) reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K and the related instructions thereto.

The Company provided Moss Adams with the disclosures under this Item 4.01 and requested Moss Adams to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in this Item 4.01 and, if not, stating the respects in which it does not agree.  Moss Adams’ letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)	Appointment of New Independent Registered Public Accounting Firm.

On April 14, 2021, the Audit Committee recommended and approved the appointment of BDO as the Company’s new independent registered public accounting firm for the fiscal year ending September 30, 2021 effective upon dismissal of Moss Adams on April 14, 2021.

The Company notified BDO on April 14, 2021 that it would be engaged as the Company’s independent registered public accounting firm.  During the Company’s two most recent fiscal years ended December 31, 2020 and 2019, and the subsequent interim period through April 14, 2021, neither the Company nor anyone acting on its behalf has consulted with BDO regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that BDO concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

16.1	Letter from Moss Adams LLP addressed to the Securities and Exchange Commission, dated as of April 14, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RILEY EXPLORATION PERMIAN, INC.

Date: April 16, 2021	By:	/s/ Bobby D. Riley
Bobby D. Riley
Chairman of the Board and Chief Executive Officer